UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2007

RenaissanceRe Holdings Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

34-0-26512 (Commission File Number)	98-014-1974 (IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda (Address of Principal Executive Offices)	HM 19 (Zip Code)

(441) 295-4513
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of June 25, 2007, RenaissanceRe Holdings Ltd. (the “Company”), the banks and financial institutions parties thereto (collectively, the “Lenders”), Deutsche Bank AG New York Branch, as letter of credit issuer, and Bank of America, National Association, as administrative agent for the Lenders, entered into the Third Amendment Agreement (the “Third Amendment”), amending the Second Amended and Restated Credit Agreement, dated as of August 6, 2004 (as amended, the “Credit Agreement”), among the same parties. The Third Amendment, among other things, modifies certain restrictive covenants in the Credit Agreement to permit the Company to pay dividends on any of its preference shares under all but certain circumstances. The description of the Third Amendment contained herein is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Bank of America, National Association, The Bank of New York, The Bank of N.T. Butterfield & Son Limited, Citibank, N.A., HSBC Bank USA, National Association, Mellon Bank, N.A., and Wachovia Bank, National Association, which are parties to the Third Amendment, are also parties to a $200,000,000 credit agreement with DaVinciRe Holdings Ltd., a subsidiary of the Company. Bank of America, National Association, The Bank of New York, Citibank, N.A., Deutsche Bank AG New York Branch, HSBC Bank USA, National Association, Mellon Bank, N.A., UBS Loan Finance LLC and Wachovia Bank, National Association, which are parties to the Third Amendment, are also parties to a $1,400,000,000 reimbursement agreement with the Company, Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd. and DaVinci Reinsurance Ltd. In addition, certain affiliates of the Lenders have in the past provided, and may in the future provide, investment banking, transfer agent, trusteeship, custodial, and/or other financial services from time to time to the Company.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description
10.1

Third Amendment Agreement, dated June 18, 2007 and effective June 25, 2007, among RenaissanceRe Holdings Ltd., the banks and financial institutions parties thereto, Deutsche Bank AG New York Branch, as letter of credit issuer, and Bank of America, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.
Date: June 29, 2007	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein Title: SVP, General Counsel, & Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description
10.1

Third Amendment Agreement, dated June 18, 2007 and effective June 25, 2007, among RenaissanceRe Holdings Ltd., the banks and financial institutions parties thereto, Deutsche Bank AG New York Branch, as letter of credit issuer, and Bank of America, National Association, as administrative agent.